Exhibit 10.35

EXECUTION COPY

SECOND OMNIBUS AGREEMENT AND AMENDMENT NO. 3 TO CREDIT AGREEMENT AND AMENDMENT NO. 2 TO SECURITY AGREEMENT

This SECOND OMNIBUS AGREEMENT AND AMENDMENT NO. 3 TO CREDIT AGREEMENT AND AMENDMENT NO. 2 TO SECURITY AGREEMENT (this “Amendment”) is dated as of April 1, 2016 between WHEELS UP PARTNERS LLC, a limited liability company duly organized and validly existing under the laws of the State of Delaware (the “Borrower”), and BANK OF UTAH, as administrative agent (the “Administrative Agent”) and as Security Trustee (the “Security Trustee”); and is consented to and agreed by the undersigned LENDERS.

W I T N E S S E T H:

WHEREAS, the Borrower, the Lenders, the Administrative Agent and the Security Trustee are parties to an Amended and Restated Secured Credit Agreement dated as of August 27, 2014, as amended by the Omnibus Agreement and Amendment No. 1 dated as of June 30, 2015 (the “Omnibus Agreement”), as further amended by the Amendment No. 2 to Amended and Restated Credit Agreement dated as of September 14, 2015 (as amended, supplemented and modified from time to time, the “Credit Agreement”);

WHEREAS, the Borrower, as grantor, and the Security Trustee are parties to an Amended and Restated Security Agreement dated as of August 27, 2014 (as amended by the Omnibus Agreement, and as further amended, supplemented and modified from time to time, the “Security Agreement”), which amends the security agreement between the Borrower and the Security Trustee dated as of November 6, 2013 (such security agreement, as amended, supplemented or otherwise modified prior to the Amendment Effective Date under the Security Agreement, the “Original Security Agreement”);

WHEREAS, the Original Security Agreement and Security Agreement Supplement No. 1 thereto dated November 6, 2013 have been duly filed with the Federal Aviation Administration (the “FAA”) on November 7, 2013, and have been recorded as one document on November 15, 2013 and assigned Conveyance No. DP007633; and the Security Agreement has been duly filed with the FAA on August 27, 2014, and has been recorded on November 20, 2014 and assigned Conveyance No. KT012896; and the Omnibus Agreement has been duly filed with the FAA on June 30, 2015, and has been recorded on July 23, 2015 and assigned Conveyance No. OT008295;

WHEREAS, the Borrower wishes to incur (or to permit its Subsidiaries to incur), whether in a single transaction or a series of transactions, up to the Maximum Principal Amount (defined below) in aggregate principal amount of Indebtedness (the “Proposed Indebtedness”) in order to finance up to 23 King Air 350i aircraft (consisting of up to 18 aircraft delivered new under the Purchase Agreement and up to 5 aircraft currently in the Borrower’s fleet on operating lease), notwithstanding that the Consolidated Debt Service Coverage Ratio is less than the Required Debt Service Coverage Ratio;

WHEREAS, the Borrower wishes to (i) enter into certain ProAdvantage Agreements (defined below), in satisfaction of the requirement under Section 5.10 of the Credit Agreement to maintain a Qualified Maintenance Program for each Airframe, and to assign each ProAdvantage Agreement as collateral pursuant to the Security Agreement, and (ii) amend the Maintenance Services Agreement (as defined below); and

[Second Omnibus Agreement and Amendments No. 3

to Credit Agreement and No. 2 to Security Agreement]

[Second Omnibus Agreement and Amendments No. 3

to Credit Agreement and No. 2 to Security Agreement]

WHEREAS, each of the parties hereto wishes to amend the Credit Agreement and the Security Agreement in certain respects.

NOW, THEREFORE, in consideration of the mutual agreements herein contained and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

Section 1.              Definitions. Except as otherwise defined in this Amendment, capitalized terms used herein shall have the meanings ascribed thereto in the Credit Agreement and shall be interpreted in accordance the Credit Agreement. In addition, the following terms shall have the following meanings:

“Amendment Effective Date” shall have the meaning set forth in Section 6.

“Beechcraft” shall mean Beechcraft Corporation, a Kansas corporation.

“Hawker” shall mean Hawker Beechcraft Global Customer Support, LLC, a Kansas limited liability company.

“Lessee” shall mean Gama Aviation LLC, a Delaware limited liability company.

“Maintenance Services Agreement” shall mean the Maintenance Services Agreement dated as of July 31, 2013, as amended by Amendment No. 1 to Maintenance Services Agreement dated as of June 30, 2015, each between the Borrower and Hawker.

“Maintenance Services Agreement Amendment” shall mean Amendment No. 2 to Maintenance Services Agreement between the Borrower and Hawker, in substantially the form of Exhibit A.

“Maximum Advance Amount” shall have the meaning specified on Schedule I.

“Maximum Principal Amount” shall have the meaning specified on Schedule I.

“Prior Security Agreement Supplement” shall mean the Security Agreement Supplement dated June 30, 2015 executed by the Borrower in respect of the GMCP Agreement.

“ProAdvantage Agreement” shall mean each ProAdvantage Agreement among the Borrower, the Lessee, and Beechcraft in respect of an Aircraft financed pursuant to the Credit Agreement, as amended, supplemented, restated, replaced or otherwise modified from time to time.

“ProAdvantage Agreement Assignment” shall mean, in respect of any ProAdvantage Agreement, a consent to assignment among the Borrower, the Lessee, the Security Trustee and Beechcraft, in form and substance reasonably satisfactory to the Security Trustee, as amended, supplemented, restated, replaced or otherwise modified from time to time.

[Second Omnibus Agreement and Amendments No. 3

to Credit Agreement and No. 2 to Security Agreement]

Section 2.             Limited Waiver with Respect to Proposed Indebtedness. The Required Lenders hereby waive the requirement of Section 6.03(b) of the Credit Agreement with respect to the Proposed Indebtedness, whether the Proposed Indebtedness is incurred in a single transaction or a series of transactions, provided that (a) the aggregate principal amount of the Proposed Indebtedness shall not exceed the Maximum Principal Amount (and such principal amount shall not exceed the Maximum Advance Amount on a per aircraft basis), (b) the proceeds of the Proposed Indebtedness are used solely to finance the acquisition of up to 23 King Air 350i aircraft, consisting of up to 18 aircraft delivered new from the Manufacturer under the Purchase Agreement after March 1, 2016 and up to 5 aircraft currently in the Borrower’s fleet on operating lease (or to refinance any Proposed Indebtedness incurred to finance any King Air 350i aircraft delivered new from the Manufacturer under the Purchase Agreement after March 1, 2016) and (c) the Proposed Indebtedness is incurred on or prior to the date falling 18 months from the date hereof, provided that if there shall be a delivery delay of any aircraft to be financed by the Proposed Indebtedness that is originally scheduled to be delivered prior to such date (and the effect of which is to delay delivery of such aircraft until after such date), such date shall be extended for an additional two months with respect to such aircraft.

Section 3.             Acknowledgment of ProAdvantage Agreements. The Security Trustee and the Required Lenders hereby acknowledge the Borrower entering into each ProAdvantage Agreement. No later than five Business Days after entering into any ProAdvantage Agreement, the Borrower shall deliver to the Administrative Agent a copy of such ProAdvantage Agreement, together with a ProAdvantage Agreement Assignment and a Security Agreement Supplement with respect thereto, duly executed by the parties thereto (and the Borrower shall cause such Security Agreement Supplement to be recorded with the FAA).

Section 4.             Consent to Amend the Maintenance Services Agreement. The Security Trustee and the Required Lenders hereby consent to the amendments to the Maintenance Services Agreement pursuant to the Maintenance Services Agreement Amendment.

Section 5.             Amendments to the Credit Agreement and Security Agreement. Effective from the Amendment Effective Date:

(a)           The Credit Agreement is hereby amended as set forth on Schedule II.

(b)           The Security Agreement is hereby amended as follows:

(i)         Section 7.01(b)(ii) of the Security Agreement is hereby amended by deleting item (9) in its entirety and inserting the following in lieu thereof:

“(9) any provision of any ProAdvantage Agreement that would adversely affect the transferability of the credits or ProAdvantage program (including any positive account balance thereunder) to a new operator, any material decrease or removal of any services provided under any ProAdvantage Agreement or any material increase in the cost of any services provided under any ProAdvantage Agreement (for the avoidance of doubt, any increase in such costs in accordance with an escalation clause existing at the time of execution of such ProAdvantage Agreement shall not be considered a material increase for purposes of this clause (9)) and”.

[Second Omnibus Agreement and Amendments No. 3

to Credit Agreement and No. 2 to Security Agreement]

(ii)            Schedule 2 to the Security Agreement is hereby amended as follows:

(1)         by inserting the phrase “and each ProAdvantage Agreement” in item 3 immediately after the phrase “(to the extent relating to the Aircraft Assets)”;

(2)         by inserting the phrase “and any ProAdvantage Agreement Assignment” in item 6 immediately after the phrase “each Maintenance Services Provider’s Consent”; and

(3)         by inserting the phrase “(each to the extent relating to the Aircraft Assets)” in item 7 immediately after the phrase “and the Engine Manufacturer’s Consent”.

(c)           Annex A to the Prior Security Agreement Supplement is amended by inserting the phrase “(the extent relating to the Aircraft Assets)” immediately after the phrase “or otherwise modified from time to time”.

Section 6.            Effective Date. This Amendment shall be effective on and as of the date (the “Amendment Effective Date”) the following conditions precedent shall have been complied with to the satisfaction of the Administrative Agent (each document, instrument, certificate, opinion or other paper referred to below to be in form and substance reasonably satisfactory to the Administrative Agent and, unless otherwise specified, to be dated the date hereof), and filing of this Amendment with the FAA for recordation shall evidence that the Amendment Effective Date has occurred:

(a)           The Administrative Agent shall have received copies of this Amendment and the Maintenance Services Agreement Amendment, each duly executed and delivered by the parties thereto.

(b)           The Administrative Agent shall have received an opinion from FAA Counsel regarding the filing of this Amendment, addressed to each of the Administrative Agent, the Lenders and the Security Trustee, in form and substance reasonably satisfactory to the Administrative Agent.

Section 7.             Provision of Cash Collateral.

(a)           No later than five Business Days after the Amendment Effective Date, the Borrower shall:

(i)            deposit cash collateral in an amount equal to the Cash Collateral Amount (as defined on Schedule I), as collateral security for the Obligations, into an account (the “Cash Collateral Account”), which may be a “securities account” (as defined in Section 8-501 of the New York UCC), maintained with Bank of Utah and under the control of the Security Trustee;

[Second Omnibus Agreement and Amendments No. 3

to Credit Agreement and No. 2 to Security Agreement]

(ii)           execute and deliver to the Security Trustee a pledge agreement (which may be an amendment to the Security Agreement), in form and substance reasonably satisfactory to the Security Trustee, pledging the Cash Collateral Account and the balances from time to time in the Cash Collateral Account to the Security Trustee to secure the Obligations; and

(iii)          deliver to the Security Trustee a legal opinion of Kaye Scholer LLP as to the creation and perfection of the security interest created by such pledge agreement and other customary matters relating to such pledge agreement, which opinion shall be in form and substance reasonably satisfactory to the Security Trustee.

(b)           So long as no Event of Default has occurred and is continuing, if at any time the Cash Collateral DSCR shall be greater than or equal to 1.0:1.0, the Security Trustee shall, at the written request of the Borrower, deliver to the Borrower without any recourse, warranty or representation whatsoever, the then-current balance in the Cash Collateral Account. As used herein, (i) “Cash Collateral DSCR” means, as of any date of determination, the ratio of (A) Consolidated EBITDA for the applicable Cash Collateral Test Period to (B) Consolidated Debt Service for the applicable Cash Collateral Test Period and (ii) “Cash Collateral Test Period” means, as of any date of determination, the period of four consecutive fiscal quarters of the Borrower most recently ended prior to such date for which financial statements have been delivered pursuant to Section 5.01(a)(i) or (a)(iii) of the Credit Agreement.

(c)           For the avoidance of doubt, the Security Trustee may, and is hereby authorized to, approve the form of and enter into the pledge agreement described in Section 7(a)(ii) and approve the form of legal opinion described in Section 7(a)(iii) without the consent of the Administrative Agent or the Lenders.

(d)           So long as no Event of Default has occurred and is continuing, the balance in the Cash Collateral Account at any time shall be deemed to be unrestricted cash for purposes of calculating the Borrower’s Adjusted Available Liquidity at such time.

Section 8.             Representations and Warranties. The Borrower hereby represents and warrants to the Lenders that as of the date of execution thereof each ProAdvantage Agreement constitutes a Qualified Maintenance Program in respect of the relevant Airframe.

Section 9.            Ratification. From and after the date hereof any and all references to the Credit Agreement and the Security Agreement in any of the Loan Documents or the Lease Operative Documents shall be deemed to refer to the Credit Agreement and the Security Agreement, each as amended hereby. Except as amended hereby, each of the parties hereto acknowledges and agrees that the Credit Agreement and the Security Agreement shall continue and shall remain in full force and effect in all respects.

Section 10.           Governing Law. THIS AMENDMENT SHALL IN ALL RESPECTS BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK, UNITED STATES OF AMERICA, WITHOUT REFERENCE TO PRINCIPLES OF CONFLICTS OF LAW OTHER THAN SECTIONS 5-1401 AND 5-1402 OF THE NEW YORK GENERAL OBLIGATIONS LAW.

[Second Omnibus Agreement and Amendments No. 3

to Credit Agreement and No. 2 to Security Agreement]

Section 11.           Miscellaneous.

(a)           The section headings in this Amendment are for convenience of reference only and shall not modify, define, expand or limit any of the terms or provisions hereof.

(b)          By its signature below, the Required Lenders hereby instruct the Security Trustee and the Administrative Agent to execute and deliver this Amendment and any other related documents to which it is a party, including, but not limited to, the relevant documents listed in Section 6 above.

(c)           Any provision of this Amendment that is prohibited or unenforceable in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction, and shall not invalidate or render unenforceable the other provisions hereof in any jurisdiction. To the extent permitted by applicable law, the parties hereto waive any provision of law which renders any provision hereof prohibited or unenforceable in any respect.

(d)           This Amendment may be executed in any number of counterparts, all of which taken together shall constitute one and the same instrument, and any of the parties hereto may execute this Amendment by signing any such counterpart.

(e)           This Amendment shall be a “Loan Document” for all purposes of the Credit Agreement and the other Loan Documents.

*          *          *

[Second Omnibus Agreement and Amendments No. 3

to Credit Agreement and No. 2 to Security Agreement]

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed as of the day and year first above written.

WHEELS UP PARTNERS LLC

By:	/s/ Carl F. Thorsberg
Name: Carl F. Thorsberg Title: Chief Financial Officer

BANK OF UTAH, as Administrative Agent

By:	/s/ Jon Croasmun
Name: Jon Croasmun Title: Vice President

By:	/s/ Michael Arsenault
Name: Michael Arsenault Title: Vice President

BANK OF UTAH, as Security Trustee

By:	/s/ Jon Croasmun
Name: Jon Croasmun Title: Vice President

[Second Omnibus Agreement and Amendments No. 3

to Credit Agreement and No. 2 to Security Agreement]

Lenders

Magnetar Constellation Master Fund, Ltd, as a Class A Lender

By: Magnetar Financial LLC, its investment manager

By:	/s/ Anthony Fox
Name: Anthony Fox Title: Chief Financial Officer - Funds

[Second Omnibus Agreement and Amendments No. 3

to Credit Agreement and No. 2 to Security Agreement]

Magnetar SC Fund Ltd., as a Class A Lender

By: Magnetar Financial LLC, its investment manager

By:	/s/ Anthony Fox
Name: Anthony Fox Title: Chief Financial Officer - Funds

[Second Omnibus Agreement and Amendments No. 3

to Credit Agreement and No. 2 to Security Agreement]

Magnetar Constellation Fund II, Ltd., as a Class A Lender

By: Magnetar Financial LLC, its investment manager

By:	/s/ Anthony Fox
Name: Anthony Fox Title: Chief Financial Officer - Funds

[Second Omnibus Agreement and Amendments No. 3

to Credit Agreement and No. 2 to Security Agreement]

Magnetar Xing He Master Fund Ltd., as a Class A Lender

By: Magnetar Financial LLC, its investment manager

By:	/s/ Anthony Fox
Name: Anthony Fox Title: Chief Financial Officer - Funds

[Second Omnibus Agreement and Amendments No. 3

to Credit Agreement and No. 2 to Security Agreement]

Jefferies Leveraged Credit Products, LLC, as a Class A Lender

By:	/s/ Paul J. Loomis
Name: Paul J. Loomis Title: Managing Director

[Second Omnibus Agreement and Amendments No. 3

to Credit Agreement and No. 2 to Security Agreement]

Burgess Creek Master Fund Limited, as a Class A Lender

By:	/s/ Rob Schwartz
Name: Rob Schwartz Title: General Counsel / CCO

[Second Omnibus Agreement and Amendments No. 3

to Credit Agreement and No. 2 to Security Agreement]

STS Partners Fund, LP, as a Class A Lender

By:	/s/ Rob Schwartz
Name: Rob Schwartz Title: General Counsel / CCO

[Second Omnibus Agreement and Amendments No. 3

to Credit Agreement and No. 2 to Security Agreement]

Ability Insurance Company, as a Class A Lender

By:	/s/ Mike Minnich
Name: Mike Minnich Title: CIO

[Second Omnibus Agreement and Amendments No. 3

to Credit Agreement and No. 2 to Security Agreement]

THL Credit, Inc., as a Class A Lender

By:	/s/ Sam W. Tillinghast
Name: Sam W. Tillinghast Title: Co-Chief Executive Officer

[Second Omnibus Agreement and Amendments No. 3

to Credit Agreement and No. 2 to Security Agreement]

Medley Capital Corporation, as a Class A Lender

By:	/s/ Richard T. Allorto
Name: Richard T. Allorto Title: CFO

[Second Omnibus Agreement and Amendments No. 3

to Credit Agreement and No. 2 to Security Agreement]

Deutsche Bank AG Cayman Islands Branch, as a Class A Lender

By:	/s/ Howard Lee
Name: Howard Lee Title: Assistant Vice President

By:	/s/ Andrew MacDonald
Name: Andrew MacDonald Title: Assistant Vice President

[Second Omnibus Agreement and Amendments No. 3

to Credit Agreement and No. 2 to Security Agreement]

Credit Suisse Securitized Products Master Fund, Ltd., as a Class A Lender and as a Class B Lender

By: Credit Suisse Asset Management, LLC as investment manager

By:	/s/ Sean Keating
Name: Sean Keating Title: Authorized Signatory

[Second Omnibus Agreement and Amendments No. 3

to Credit Agreement and No. 2 to Security Agreement]

Magnetar Andromeda Select Fund LLC, as a Class B Lender

By: Magnetar Financial LLC, its investment manager

By:	/s/ Anthony Fox
Name: Anthony Fox Title: Chief Financial Officer - Funds

[Second Omnibus Agreement and Amendments No. 3

to Credit Agreement and No. 2 to Security Agreement]

Magnetar Structured Credit Fund, LP, as a Class B Lender

By: Magnetar Financial LLC, its general partner

By:	/s/ Anthony Fox
Name: Anthony Fox Title: Chief Financial Officer - Funds

[Second Omnibus Agreement and Amendments No. 3

to Credit Agreement and No. 2 to Security Agreement]

Magnetar Constellation Fund IV LLC, as a Class B Lender

By: Magnetar Financial LLC, its manager

By:	/s/ Anthony Fox
Name: Anthony Fox Title: Chief Financial Officer - Funds

[Second Omnibus Agreement and Amendments No. 3

to Credit Agreement and No. 2 to Security Agreement]

SCHEDULE I

CERTAIN DEFINED TERMS

“Cash Collateral Amount” shall mean $10,000,000.

“Maximum Advance Amount” shall mean $5,250,000.

“Maximum Principal Amount” shall mean $120,750,000.

[Second Omnibus Agreement and Amendments No. 3

to Credit Agreement and No. 2 to Security Agreement]

SCHEDULE II

AMENDMENTS TO CREDIT AGREEMENT

Effective from the Amendment Effective Date, the Credit Agreement is hereby amended as follows:

(i)            The defined term “Lease Operative Documents” in Section 1.01 of the Credit Agreement is hereby amended by adding “, each ProAdvantage Agreement” following the words “the GMCP Agreement”.

(ii)           The defined term “Loan Documents” in Section 1.01 of the Credit Agreement is hereby amended by adding “, any ProAdvantage Agreement Assignment” following the words “the Engine Manufacturer’s Consent”.

(iii)          The following terms shall be added to Section 1.01 of the Credit Agreement in alphabetical order:

““ProAdvantage Agreement” shall mean each ProAdvantage Agreement in respect of an Aircraft among the Borrower, the Lessee, and the Manufacturer, as amended, supplemented, restated, replaced or otherwise modified from time to time.

““ProAdvantage Agreement Assignment” shall mean, in respect of any ProAdvantage Agreement, a consent to assignment among the Borrower, the Lessee, the Security Trustee and Beechcraft, in form and substance reasonably satisfactory to the Security Trustee, as amended, supplemented, restated, replaced or otherwise modified from time to time.”

(iv)          Each of Section 2.07(a)(iv)(D) and Section 6.03(a) of the Credit Agreement is amended by replacing the phrase “the Borrower’s Adjusted Available Liquidity shall not be less than $5,000,000” with the phrase “the Borrower’s Adjusted Available Liquidity shall not be less than $15,000,000”.

(v)          Section 6.04(b) of the Credit Agreement is amended by replacing the figure “$10,000,000” with the figure “$15,000,000”.

(vi)         Each of Section 6.08(a)(i) and Section 6.08(b)(i) of the Credit Agreement is amended by replacing the phrase “the Borrower’s Adjusted Available Liquidity shall not be less than $10,000,000” with the phrase “the Borrower’s Adjusted Available Liquidity shall not be less than $15,000,000”.

[Second Omnibus Agreement and Amendments No. 3

to Credit Agreement and No. 2 to Security Agreement]

EXHIBIT A

FORM OF MAINTENANCE SERVICES AGREEMENT AMENDMENT

[Attached.]